Exhibit 10.12

FIRST SUPPLEMENT TO PATENT SECURITY AGREEMENT

This FIRST SUPPLEMENT TO PATENT SECURITY AGREEMENT (this “Supplement”) made as of August 9, 2018, by Endologix, Inc., a Delaware corporation (“Endologix” or “Borrower”), Nellix, Inc., a Delaware corporation (“Nellix”), TriVascular, Inc., a Delaware corporation (“TriVascular”; TriVascular, Endologix and Nellix are each individually a “Grantor” and collectively “Grantors”), in favor of Deerfield Private Design Fund IV, L.P., in its capacity as Agent for the Secured Parties (each as defined in the Facility Agreement referenced below) (in such capacity, “Grantee”):

W I T N E S S E T H

WHEREAS, Borrower, the other Loan Parties (including Nellix and TriVascular) from time to time party thereto, the financial institutions from time to time party thereto as Lenders and Grantee have entered into that certain Amended and Restated Facility Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Facility Agreement”), pursuant to which Grantee and the Lenders have agreed, subject to the terms and conditions thereof, to make certain loans to, and other credit accommodations in favor of, Borrower (collectively, the “Loans”).

WHEREAS, pursuant to the terms of that certain Amended and Restated Guaranty and Security Agreement dated as of the date hereof, by and among Grantee, Grantors and the other Loan Parties from time to time party thereto (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty and Security Agreement”), Grantors have granted to Grantee, for its benefit and the benefit of the other Secured Parties, a security interest and Lien upon substantially all assets (including the Collateral) of Grantors, including all right, title and interest of Grantors in, to and under all now owned and hereafter acquired (a) letters patent of the United States or any political subdivision thereof of each Grantor, all reissues and extensions thereof and all goodwill associated therewith, (b) applications for letters patent of the United States and all divisions of each Grantor, continuations and continuations-in-part thereof and (c) rights to, and the rights to obtain any reissues, reexaminations, continuations, continuations-in-part, divisionals, renewals and extensions of all the foregoing (all of the foregoing in clauses (a), (b) and (c), collectively, together with all “Patents” as defined in the Guaranty and Security Agreement, “Patents”), together with the goodwill of the business symbolized by Grantors’ Patents, and all income, royalties, damages and payments with respect to the foregoing, to secure the payment of all Secured Obligations, in each case other than Excluded Property.

WHEREAS, Grantors and Grantee are parties to a certain Patent Security Agreement dated April 3, 2017 (as the same heretofore may have been and hereafter may be amended, restated, supplemented or otherwise modified from time to time, the “Patent Security Agreement”).

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Grantors agree to supplement the Patent Security Agreement as follows:

1. Incorporation of Facility Agreement, Guaranty and Security Agreement and Patent Security Agreement. The representations and warranties contained in the Facility

Agreement, the Guaranty and Security Agreement and the Patent Security Agreement to the extent applicable to Grantors are hereby incorporated herein in their entirety by this reference thereto. The provisions of Sections 1.2 and 6.4 of the Facility Agreement are incorporated herein by reference thereto mutatis mutandis. Unless otherwise noted herein, all capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Guaranty and Security Agreement, or if not defined therein, in the Facility Agreement. In the event of a conflict between a provision of the Guaranty and Security Agreement and a provision of this Supplement (or the Patent Security Agreement as amended and/or supplemented by this Supplement), the provision of the Guaranty and Security Agreement shall control.

2. Grant and Reaffirmation of Grant of Security Interests. To secure the payment of the Secured Obligations, Grantors grant to Grantee, for its benefit and the benefit of the other Secured Parties, and hereby reaffirm their prior grant pursuant to the Guaranty and Security Agreement and the Patent Security Agreement of, a continuing Lien on and security interest in Grantors’ entire right, title and interest in and to the following (all of the following items or types of property being herein collectively referred to as the “Patent Collateral”), whether now owned or existing or hereafter created, acquired or arising:

(a) each Patent listed on Schedule A annexed hereto and all other Patents, together with any reissues, reexaminations, continuations, continuations-in-part, divisionals, renewals and extensions thereof, all of the goodwill of the business connected with the use of, and symbolized by, each such Patent, and all proceeds and products with respect to the foregoing; and

(b) all income, royalties, damages and payments at any time due or payable or asserted under and with respect to the foregoing, including without limitation, damages payable with respect to any claim by Grantors against third parties for past, present or future (i) infringement or dilution of each such Patent, or (ii) injury to the goodwill associated with each such Patent, and all proceeds and products with respect to the foregoing.

Notwithstanding the foregoing, no Patent Collateral shall include any Excluded Property.

3. Incorporation of the Patent Security Agreement. The terms and provisions of the Patent Security Agreement are hereby incorporated by reference and this Supplement shall be considered an amendment and supplement to and part of the Patent Security Agreement, all of the provisions of which Patent Security Agreement are and remain in full force and effect. Any reference after the date hereof in any Loan Document to the Patent Security Agreement shall be a reference to the Patent Security Agreement as amended and supplemented by this Supplement.

4. Reaffirmation of Obligations. Each Grantor hereby reaffirms its obligations (including, without limitation, the Obligations (including any Non-Callable Make Whole Amount, any CoC Fee and any Exit Payment)) under the Patent Security Agreement, the Guaranty and Security Agreement and all other Loan Documents. Each Grantor hereby further ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to and in connection with the Patent Security Agreement, the Security Agreement or any other Loan Document, to Grantee (for the benefit of the Secured Parties), as collateral security for the obligations (including, without limitation, the Obligations

(including any Non-Callable Make Whole Amount, any CoC Fee and any Exit Payment)) under the Loan Documents in accordance with their respective terms, and acknowledges that all of such Liens and security interests, and all Collateral (including, without limitation, the Patent Collateral (as defined in the Patent Security Agreement)) heretofore pledged as security for such obligations (including, without limitation, the Obligations (including any Non-Callable Make Whole Amount, any CoC Fee and any Exit Payment)), continue to be and remain collateral for such obligations (including, without limitation, the Obligations(including any Non-Callable Make Whole Amount, any CoC Fee and any Exit Payment)) from and after the date hereof.

5. Ratification. Each Grantor hereby restates, ratifies and reaffirms each and every term and condition set forth in the Patent Security Agreement effective as of the date hereof and as amended hereby.

6. Governing Law. This Supplement is governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed in such State.

7. Counterparts. This Supplement may be executed in several counterparts, and by each Party on separate counterparts, each of which and any photocopies, facsimile copies and other electronic methods of transmission thereof shall be deemed an original, but all of which together shall constitute one and the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, each Grantor has duly executed this Supplement as of the date first written above.

ENDOLOGIX, INC.

By:	/s/ Vaseem Mahboob
Name:	Vaseem Mahboob
Title:	Chief Financial Officer

First Supplement to Patent Security Agreement

IN WITNESS WHEREOF, each Grantor has duly executed this Supplement as of the date first written above.

NELLIX, INC.

By:	/s/ Vaseem Mahboob
Name:	Vaseem Mahboob
Title:	Chief Financial Officer and Secretary

First Supplement to Patent Security Agreement

IN WITNESS WHEREOF, each Grantor has duly executed this Supplement as of the date first written above.

TRIVASCULAR, INC.

By:	/s/ Vaseem Mahboob
Name:	Vaseem Mahboob
Title:	Chief Financial Officer and Secretary

First Supplement to Patent Security Agreement

Agreed and Accepted As of the Date First Written Above:

DEERFIELD PRIVATE DESIGN FUND IV, L.P., as Agent and Grantee as Agent By: Deerfield Mgmt IV, L.P., General Partner By: J.E. Flynn Capital IV, LLC, General Partner

By:	/s/ David J. Clark
Name:	David J. Clark
Title:	Authorized Signatory

First Supplement to Patent Security Agreement

SCHEDULE A

Description/Title	Application No.	Application Date	Patent No.	Registration Date	Owner/ Applicant
Bifurcated vascular graft deployment device	09505038	2/16/00	6210422	4/3/01	Endologix, Inc.

Method of deploying bifurcated vascular graft	09086247	5/28/98	6156063	12/5/00	Endologix, Inc.

Bifurcated vascular graft deployment device	08802478	2/20/97	6090128	7/18/00	Endologix, Inc.

Inflatable implant	12628623	12/1/09	N/A	N/A	Trivascular, Inc.

Ptfe layers and methods of manufacturing	12250946	10/14/08	N/A	N/A	Trivascular, Inc.

Ptfe layers and methods of manufacturing	12250915	10/14/08	N/A	N/A	Trivascular, Inc.

Hybrid modular endovascular graft	11097718	4/1/05	N/A	N/A	Trivascular, Inc.

Non-degradable low swelling, water soluble radiopaque hydrogel polymer	11097467	4/1/05	N/A	N/A	Trivascular, Inc.

Delivery system and method for bifurcated graft	11205793	8/15/05	N/A	N/A	Trivascular, Inc.

Methods, compositions and devices for embolizing body lumens	11031311	1/7/05	N/A	N/A	Trivascular, Inc.

Endoluminal prosthesis endoleak management	10691849	10/22/03	N/A	N/A	Trivascular, Inc.

Layered endovascular graft	10803153	3/17/04	N/A	N/A	Trivascular, Inc.

Description/Title	Application No.	Application Date	Patent No.	Registration Date	Owner/ Applicant
Delivery system and method for bifurcated graft	10686863	10/16/03	N/A	N/A	Trivascular, Inc.

Inflatable intraluminal graft	10289137	11/5/02	N/A	N/A	Trivascular, Inc.

Endovascular graft	10289136	11/5/02	N/A	N/A	Trivascular, Inc.

Advanced endovascular graft	10091641	3/5/02	N/A	N/A	Trivascular, Inc.

Delivery system and method for bifurcated graft	10122474	4/11/02	N/A	N/A	Trivascular, Inc.

Layered endovascular graft	09970576	10/3/01	N/A	N/A	Trivascular, Inc.

Dual inflatable arterial prosthesis	15540246	6/27/17	N/A	N/A	Endologix, Inc.

Catheter system and methods of using same	15632064	6/23/17	N/A	N/A	Endologix, Inc.

Catheter system and methods of using same	15639028	6/30/17	N/A	N/A	Endologix, Inc.

Apparatus and method of placement of a graft or graft system	15610242	5/31/17	N/A	N/A	Endologix, Inc.

Stent graft delivery system	15676869	8/14/17	N/A	N/A	Nellix, Inc.

Endovascular graft	15686214	8/25/17	N/A	N/A	TriVascular, Inc.

Advanced endovascular graft	15686218	8/25/17	N/A	N/A	TriVascular, Inc.

Endovascular graft for aneurysms involving major branch vessels	15638559	6/30/17	N/A	N/A	TriVascular, Inc.

Systems and methods for guidewire crossover for bifurcated	15491074	4/19/17	N/A	N/A	TriVascular, Inc.

Description/Title	Application No.	Application Date	Patent No.	Registration Date	Owner/ Applicant
Low profile stent graft and delivery system	15263469	9/13/16	N/A	N/A	TriVascular, Inc.

Endoluminal prosthesis systems and methods	15737223	12/15/17	N/A	N/A	Endologix, Inc.

Endovascular graft systems and methods for deployment in main and branch arteries	65/529663	7/7/17	N/A	N/A	Endologix, Inc.

Stent grants and methods of enhancing flexibility of stent grafts by thermal pleating	65/532737	7/14/17	N/A	N/A	Endologix, Inc.

Endoluminal device and polymer	62/575827	10/23/17	N/A	N/A	Endologix, Inc.

Systems and Methods with Stents and Filling Structure	62/382207	8/31/16	N/A	N/A	Endologix, Inc.

STENTS, GRAFTS, DELIVERY SYSTEMS, AND METHODS	62/481560	4/4/17	N/A	N/A	Endologix, Inc.

ENDOVASCULAR SYSTEMS, DEVICES, AND METHODS ALLOWING FOR BRANCH DEVICE PLACEMENT IN POCKET OF MAIN GRAFT	62/489213	4/24/17	N/A	N/A	Endologix, Inc.

ENDOVASCULAR GRAFT SYSTEMS AND METHODS FOR DEPLOYMENT IN MAIN AND BRANCH ARTERIES	62/529669	7/7/17	N/A	N/A	Endologix, Inc.

Description/Title	Application No.	Application Date	Patent No.	Registration Date	Owner/ Applicant

STENT GRAFTS AND METHODS OF ENHANCING FLEXIBILITY OF STENT GRAFTS BY THERMAL PLEATING	62/532737	7/14/17	N/A	N/A	Endologix, Inc.

STENT GRAFT	15/911629	3/5/18	N/A	N/A	Endologix, Inc.

INTERNAL ILIAC PRESERVATION DEVICES AND METHODS	15/965649	4/__/18	N/A	N/A	Endologix, Inc.

MODULATION OF INFLAMMATORY RESPONSE FOLLOWING ENDOVASCULAR TREATMENT	62/661569	4/23/18	N/A	N/A	Endologix, Inc.

ADVANCED KINK RESISTANT STENT GRAFT	16/005269	6/11/18	N/A	N/A	Endologix, Inc.

LOW PROFILE STENT GRAFT AND DELIVERY SYSTEM	15/985572	5/21/18	N/A	N/A	Endologix, Inc.

SYSTEMS AND METHODS WITH STENT AND FILLING STRUCTURE	15/774511	8/30/17	N/A	N/A	Endologix, Inc.

LONGITUDINALLY EXTENDABLE STENT GRAFT SYSTEMS AND METHODS	15/774548	1/23/18	N/A	N/A	Endologix, Inc.

Description/Title	Application No.	Application Date	Patent No.	Registration Date	Owner/ Applicant

GRAFT SYSTEMS HAVING FILLING STRUCTURES SUPPORTED BY SCAFFOLDS AND METHODS FOR THEIR USE	16/035497	7/13/18	N/A	N/A	Endologix, Inc.

PRE-FIXATION DEVICE FOR NELLIX AND OTHER EVAS DEVICES	62/678956	5/31/18	N/A	N/A	Endologix, Inc.

SYSTEMS AND METHODS WITH FENESTRATED GRAFT AND FILLING STRUCTURE	16/066595		N/A	N/A	Endologix, Inc.

MODULATION OF INFLAMMATORY RESPONSE FOLLOWING ENDOVASCULAR TREATMENT	62/661569	4/23/18	N/A	N/A	Endologix, Inc.

ENDOLUMINAL DEVICE AND POLYMER	62/575827	10/23/17	N/A	N/A	Endologix, Inc.

Implantable vascular graft	12/860280	8/20/10	20100318174		Endologix, Inc.

Endoluminal vascular prosthesis	11/623679	1/16/07	2007012412		Endologix, Inc.

Delivery catheter for endovascular device	13/835491	3/15/13	9498363	11/22/16	Trivascular, Inc.

Stent-graft with improved flexibility	15568834	10/24/17	N/A	N/A	TriVascular, Inc.

System and methods of Endovasular Aneurysm Treatment	14682414	8/21/17	N/A	N/A	Nellix, Inc.

Description/Title	Application No.	Application Date	Patent No.	Registration Date	Owner/ Applicant
Stent graft systems with restraints in circumferential channels and methods thereof	62/678961	5/31/18	N/A	N/A	Endologix, Inc.

Percutaneous method and device to treat dissections	15/429090	2/9/17	N/A	N/A	Endologix, Inc.

Endovascular delivery system with an improved radiopague marker scheme	16/049560	7/30/18	N/A	N/A	Nellix, Inc.